                                                                    EXHIBIT 99.1

         (LOGO OF IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.)

                            FOR IMMEDIATE RELEASE

             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.
                     ANNOUNCES THIRD QUARTER 1999 RESULTS

     LOS ANGELES, CALIFORNIA, November 16, 1999. Imperial Credit Commercial Mortgage Investment Corp. (Nasdaq: ICMI) today reported net earnings of $5.4 million or $0.19 per share for the quarter ended September 30, 1999 as compared to net earnings of $2.2 million or $0.07 per share for the same period last year. Per share amounts presented herein are the same for basic and diluted share computations. Net earnings for the nine months ended September 30, 1999 aggregated $19.5 million or $0.68 per share as compared to net earnings of $19.2 million or $0.57 per share for the same period last year.

     The Company's operating results, funds from operations and financial position are summarized as follows (dollars in thousands, except per share data):



                                                                  1999                          1998
Operating Results:                                             Third Quarter                Third Quarter
- ------------------                                             -------------                -------------
Net earnings                                                      $5,411                        $2,178
Depreciation of real property                                        790                           720
                                                                  ------                        ------
Funds from operations ("FFO")                                     $6,201                        $2,898
                                                                  ======                        ======
Dividends declared                                                $6,270                        $9,603
                                                                  ======                        ======
Net earnings per share                                            $ 0.19                        $ 0.07
                                                                  ======                        ======
FFO per share                                                     $ 0.22                        $ 0.09
                                                                  ======                        ======
Dividends declared per share                                      $ 0.22                        $ 0.33
                                                                  ======                        ======

                                                                1999                          1998
Operating Results:                                        First Nine Months            First Nine Months
- ------------------                                        -----------------            -----------------
Net earnings                                                     $19,495                       $19,204
Depreciation of real property                                      2,372                           962
                                                                 -------                       -------
Funds from operations ("FFO")                                    $21,867                       $20,166
                                                                 =======                       =======
Dividends declared                                               $23,370                       $27,543
                                                                 =======                       =======
Net earnings per share                                           $  0.68                       $  0.57
                                                                 =======                       =======
FFO per share                                                    $  0.77                       $  0.59
                                                                 =======                       =======
Dividends declared per share                                     $  0.82                       $  0.85
                                                                 =======                       =======

                                     September 30,    December 31,
Summary of Financial Position:           1999            1998
- -----------------------------            ----            ----
Cash and cash equivalents              $ 62,125        $ 23,398
Repurchase agreements                    67,479               -
Mortgage loans, net                     392,349         556,648
Real property, net                      104,450         107,663
Securities available-for-sale            54,539          57,671
Other assets                              6,798          11,794
                                       --------        --------
 Total Assets                          $687,740        $757,174
                                       ========        ========

Dividends and other payables and       $ 12,777        $ 17,233
 accruals
Debt                                    272,493         331,132
Total Stockholders' Equity              402,470         408,809
                                       --------        --------
 Total Liabilities and                 $687,740        $757,174
  Stockholders' Equity                 ========        ========

     Allowance for Loan Losses

     The loan loss provision for the first nine months of 1999 was generally due to an increase in the principal amount of mortgage loans maintained on non-accrual status. As of September 30, 1999, the Company's mortgage loan portfolio included 951 loans with a principal balance of $393.8 million (before an allowance for loan losses of $10.0 million), of which 12 loans with a principal balance of $14.7 million were over 90 days past due, maintained on non-accrual status and considered impaired loans. As of December 31, 1998, the Company's mortgage loan portfolio included 1,343 loans with a principal balance of $552.9 million (before an allowance for loan losses of $8.0 million), of which 38 loans with a principal balance of $5.7 million were over 90 days past due, maintained on non-accrual status and considered impaired loans.

     Net Interest Income

     The table presented below sets forth the components of the Company's net interest income (in thousands of dollars) and yields (expressed as a percentage per annum) for the relevant periods. The yield computations are based on average investment balances for interest income and average debt outstanding for interest expense.

                                         1999 Third Quarter     1998 Third Quarter
                                         ------------------     ------------------
                                          Amount     Yield      Amount       Yield
                                          ------     -----      ------       -----
Interest Income:
Mortgage loans                            $ 8,527    8.22%       $12,223      8.81%
Securities                                  1,621   11.54          1,566     10.73
Interest bearing accounts*                  1,525    5.01             98      4.74
                                          -------                -------   -------
  Total                                    11,673    7.88         13,887      8.93
Mortgage loans - non-recurring
 income                                         -                      -
                                          -------                -------
  Total Interest Income                    11,673                 13,887
Less interest expense**                     3,812    6.67          3,620      6.78
  Net Interest Income                     -------                -------
                                          $ 7,861                $10,267
                                          =======                =======

                                    1999 Nine Months    1998 Nine Months
                                   ------------------   ------------------
                                   Amount     Yield     Amount       Yield
                                   ------     -----     ------       -----
Interest Income:
Mortgage loans                       $30,846    8.47%    $27,536      8.65%
Securities                             4,672   11.01       4,631     10.72
Interest bearing accounts*             2,418    4.80       2,284      5.49
                                     -------             -------
  Total                               37,936    8.30      34,451      8.55
Mortgage loans - non-recurring
 income                                4,730                 818
                                     -------            --------
  Total Interest Income               42,666              35,269
Less interest expense**               11,898    6.11       4,463      7.06
                                     -------             -------
  Net Interest Income                $30,768             $30,806
                                     =======             =======

 * Includes repurchase agreements.
** Excludes interest expense attributable to real property.

     Real Property

     The table presented below sets forth the Company's real property operating results (in thousands of dollars) and yields (expressed as a percentage per annum) for the relevant periods. The yields are based on the average amount of real property assets for rental income after operating expenses and average debt outstanding for interest expense.

                                  1999 Third Quarter    1998 Third Quarter
                                  ------------------    ------------------
                                    Amount     Yield    Amount       Yield
                                    ------     -----    ------       -----
Real Property Income:
Rental income                        $3,485               $3,274
Less operating expenses                 783                  800
                                     ------               ------
Rental income after operating
 expenses                             2,702     10.03%     2,474      9.63%
Less real property interest
 expense                                773      6.60        821      6.79
                                     ------               ------
Real property FFO                     1,929                1,653
Less depreciation                       790                  720
                                     ------               ------
Real property income                 $1,139               $  933
                                     ======               ======

                                    1999 Nine Months    1998 Nine Months
                                    ----------------    ----------------
                                     Amount    Yield    Amount     Yield
                                     ------    -----    ------     -----
Real Property Income:
Rental income                       $10,479               $4,266
Less operating expenses               2,384                1,014
                                    -------               ------
Rental income after operating
 expenses                             8,095      9.94%     3,252      9.81%
Less real property interest
 expense                              2,440      6.92      1,012      6.95
                                    -------               ------
Real property FFO                     5,655                2,240
Less depreciation                     2,372                  962
                                    -------               ------
Real property income                $ 3,283               $1,278
                                    =======               ======

     Set forth below are the Company's consolidated balance sheets as of September 30, 1999 and December 31, 1998 and consolidated statements of earnings for the three and nine months ended September 30, 1999 and 1998. Amounts are expressed in thousands, except for share data.

              IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.
                          Consolidated Balance Sheets


                                                                    September 30,        December 31,
Assets                                                                  1999                1998
                                                                 ------------------  -------------------
Cash and interest bearing deposits                                        $ 62,125             $ 23,398
Repurchase agreements                                                       67,479                    -
Mortgage loans collateralizing debt obligations, net of
 allowance for loan losses of $4,792                                       273,678                    -
Mortgage loans, net of allowance for loan losses of $5,158 and
 $8,027, respectively                                                      118,671              556,648
Real property, net of accumulated depreciation                             104,450              107,663
Securities available-for-sale, at estimated fair  value                     54,539               57,671
Accrued interest receivable                                                  2,718                6,410
Other assets                                                                 4,080                5,384
                                                                          --------             --------
     Total Assets                                                         $687,740             $757,174
                                                                          ========             ========

Liabilities
Dividends payable                                                         $  6,270             $  9,405
Borrowings under collateralized mortgage  obligations                      225,420                    -
Borrowings under secured warehouse facility                                      -              279,000
Borrowings under secured bank loan                                               -                3,557
Mortgage loans secured by real property                                     47,073               48,575
Accrued expenses, payables and other liabilities                             6,507                7,828
                                                                          --------             --------
     Total Liabilities                                                     285,270              348,365
                                                                          --------             --------

Stockholders' Equity
Common stock, $.0001 par value.  Authorized    500,000,000
 shares, 28,500,000 shares issued and outstanding                                3                    3
Additional paid-in capital                                                 425,615              425,615
Accumulated other comprehensive income (loss)                               (2,243)                 221
Distributions in excess of earnings                                        (20,905)             (17,030)
                                                                          --------             --------
     Total Stockholders' Equity                                            402,470              408,809
                                                                          --------             --------
     Total Liabilities and Stockholders'  Equity                          $687,740             $757,174
                                                                          ========             ========

           IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.
                      Consolidated Statements of Earnings

                                                                Three months ended                    Nine months ended
                                                                  September 30,                         September 30,
                                                             1999               1998               1999               1998
                                                            ------             ------             ------             ------
Income
Mortgage loans                                          $     8,527        $    12,223        $    35,576        $    28,354
Securities available-for-sale                                 1,621              1,566              4,672              4,631
Repurchase agreements and interest  bearing
 deposits                                                     1,525                 98              2,418              2,284
                                                        -----------        -----------        -----------        -----------
  Total Interest Income                                      11,673             13,887             42,666             35,269
Real property rental income                                   3,485              3,274             10,479              4,266
                                                        -----------        -----------        -----------        -----------
Total Income                                                 15,158             17,161             53,145             39,535
                                                        -----------        -----------        -----------        -----------

Operating Expenses
Management fees                                               1,781              1,818              5,485              4,383
Interest expense                                              4,585              4,441             14,338              5,475
Provision for loan losses                                         -              3,200              4,633              3,300
Write-down of securities available-for-sale                       -              3,233                  -              3,233
Depreciation of real property                                   790                720              2,372                962
Real property operating expenses                                783                800              2,384              1,014
Due diligence expenses and professional fees                  1,563                343              3,520                866
Other                                                           245                428                918              1,098
                                                        -----------        -----------        -----------        -----------
Total Expenses                                                9,747             14,983             33,650             20,331
                                                        -----------        -----------        -----------        -----------
Net Earnings                                                  5,411              2,178             19,495             19,204
Dividends                                                     6,270              9,603             23,370             27,543
                                                        -----------        -----------        -----------        -----------
Dividends in excess of earnings                         $      (859)       $    (7,425)       $    (3,875)       $    (8,339)
                                                        ===========        ===========        ===========        ===========

Earnings per share
Basic                                                         $0.19              $0.07              $0.68              $0.57
Diluted                                                       $0.19              $0.07              $0.68              $0.57

Weighted average common shares outstanding
Basic                                                    28,500,000         32,703,188         28,500,000         33,901,063
Diluted                                                  28,650,220         32,703,188         28,589,699         33,924,452

     Imperial Credit Commercial Mortgage Investment Corp. is a publicly traded real estate investment trust that invests primarily in multifamily and commercial mortgage loans, real property and commercial mortgage-backed securities. The Company has entered into a merger agreement with Imperial Credit Industries, Inc. (Nasdaq: ICII) pursuant to which, subject to certain conditions including stockholder approval, ICII effectively will acquire all of the outstanding shares of the Company (other than 2,570,000 shares already owned by ICII) for a cash purchase price of approximately $11.57 per share.

     Mark S. Karlan, President and Chief Executive Officer of the Company, stated "Our liquidity has increased to almost $130 million as of September 30, 1999 and we continue to progress toward completion of the proposed merger with ICII in early 2000."


     Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "may," "will," "intend," "should," "expect," "anticipate," "estimate" or "continue" or the negatives thereof or other comparable terminology. The Company's actual results could differ materially from those anticipated in such forward-looking statements due to a variety of factors, including, but not limited to, changes in national, regional or local economic environments, competitive products and pricing, government fiscal and monetary policies, changes in prevailing interest rates, the course of negotiations, the fulfillment of contractual conditions, factors inherent to the valuation and pricing of interests in commercial mortgage-backed securities, other factors generally understood to affect the real estate acquisition, mortgage and leasing markets and security investments, the other risks detailed in the Company's Registration Statement on Form S-11, as amended, filed with the Securities and Exchange Commission (the "SEC"), periodic reports on Forms 10-Q, 8-K and 10-K and any amendments with respect thereto filed with the SEC, the Company's preliminary proxy statement filed with the SEC with respect to the Company's proposed merger with a subsidiary of Imperial Credit Industries, Inc., and other filings made by the Company with the SEC.

     For further information, please contact Michael Meltzer, Chief Financial Officer, at (310) 231-5906.